                                                                  EXHIBIT 99.472

                                                            [PEROT SYSTEMS LOGO]
--------------------------------------------------------------------------------
                                               CALIFORNIA POWER EXCHANGE (CALPX)
                                                                   CUSTOMER PLAN



                                  CONFIDENTIAL

THE BUSINESS
--------------------------------------------------------------------------------

-        Provision of IT services for three years

         -        Program management

         -        Computer operations

         -        Applications maintenance

         - Applications development -- we have exclusivity and will own the IP on all new developments

-        Provision of Business Consulting Services for three years:

         -        Energy industry consulting

         -        Business process consulting

         -        Technology consulting

 2                                                          [PEROT SYSTEMS LOGO]

THE BUSINESS
--------------------------------------------------------------------------------

-        Perot Systems Staff:

         - 8 associates providing account management and program management services

         - 19 associates providing computer operations services (12 in LA and 7 in Dallas) -- services provided by GIS

         -        14 associates providing applications maintenance services

         - Varying number of associates providing business consulting and applications development services with minimum level of services

                  -        14 associates in year 1

                  -        10 associates in years 2 and 3

 3                                                          [PEROT SYSTEMS LOGO]

THE CONTRACT
--------------------------------------------------------------------------------

- We have had a presence at CalPX since September of 1997 in different capacities

-    The outsource contract was signed February 17, 2000

     -    Term: February 28, 2000 to February 27, 2003 - renewable

     -    Transition: we are at the last stages of the transition period

-    REVENUE STREAM:

     -    Year 1: $13.07M with a gross margin of 30.9%

     -    Year 2: $11.7M with a gross margin of 33.3%

     -    Year 3: $11.7M with a gross margin of 33.3%

     - Services not covered by the current IT Services agreement shall be performed on T&M basis using Perot Systems' Standard Commercial Rates, less a 25% discount

4                                                           [PEROT SYSTEMS LOGO]

BUSINESS RELATIONSHIP - "NATURE OF RELATIONSHIP"
------------------------------------------------------------------------------

- Strategic:

     - Partnership:

          - Due to the size of the customer and its heavy reliance on IT we are virtually partners with the customer

     - High visibility:

          - CalPX is the first and largest energy exchange in the world -- we have gained good visibility due to deal announcements

          - Our relationship with CalPX has generated strong interest in the industry and we have received invitations from various corners of the world to discuss our service offerings

          - CalPX large customers base can be tapped into as potential new customers


 5                                                          [PEROT SYSTEMS LOGO]

BUSINESS RELATIONSHIP - "QUALITY OF RELATIONSHIP"
------------------------------------------------------------------------------

- Excellent relationship at officer level

- Relationship at department level being established and/or strengthened

- Scored 8.7 out of 9.0 in 1999 customer survey

     - prior to the current outsource contract

- Customer relationship a challenge in GIS related services



 6                                                          [PEROT SYSTEMS LOGO]

WHO IS CALPX?
------------------------------------------------------------------------------

- Non-Profit Organization founded in 1997 as the result of restructuring of electric power industry in California

- Responsible for all forward market energy trading in California

- Scheduling coordinator with California ISO (CAISO) on behalf of their energy traders

- CalPX is responsible for 85% of all energy scheduled through CAISO -- around $10B per year

     - Three major IOUs in California must trade via CalPX

- Around 90 customers

- Annual revenue of about $65M

- 150 employees



 7                                                          [PEROT SYSTEMS LOGO]

WHO IS CALPX?
====================================================================================================================================
-    American Electric Power Service Corporation                 -    MIECO, Inc.                                  (GRAPH)
-    AES Placerita, Inc.                                         -    Modesto Irrigation District
-    Auqita Power Corporation                                    -    Morgan Stanley Capital Group Inc
-    Arizona Public Service Company                              -    Nevada Power Company
-    Automated Power Exchange                                    -    Northern California Power Agency
-    Avista Energy, Inc.                                         -    PacifiCorp
-    Bonneville Power Administration                             -    PacifiCorp Power Marketing, Inc.
-    British Columbia Power Exchange Corporation                 -    Pacific Gas & Electric Co.-Demand
-    California Department of Water Resources                    -    Pacific Gas & Electric Co.-Grid Cust
-    California Polar Power Brokers                              -    Pacific Gas & Electric Co.-Supply
-    Cargil-Alliant, LLC                                         -    PECO Energy Services
-    Citizens Power Sales                                        -    PG&E Energy Services Corporation
-    City of Anaheim                                             -    PG&E Energy Trading-Power
-    City of Seattle                                             -    Portland General Electric Company
-    City of Riverside                                           -    Power Resource Managers, L.L.C.
-    City of Vernon                                              -    Public Service Company of New Mexico
-    Comision Federal de Electricidad                            -    Reliant Energy Services, Inc.
-    Coral Power, L.L.C.                                         -    Sacramento Municipal Utility District
-    Duke Energy Trading & Marketing, LLC                        -    Salt River Project Agricultural Improvement and Power District
-    Dynergy Marketing and Trade                                 -    San Diego Gas & Electric - Demand
-    Edison Mission Marketing & Trading, Inc.                    -    San Diego Gas & Electric - Supply
-    Edison Source                                               -    Sempra Energy Trading Corporation (AIG Trading Group)
-    El Paso Power Services Company                              -    Sierra Pacific Power Company
-    Engage Energy U.S.L.P. (Coastal Corp)                       -    Silicon Valley Power
-    Enron Energy Services, Inc.                                 -    Southern California Edison-Demand
-    Enron Power Marketing, Inc.                                 -    Southern California Edison-Sched Coord
-    FPL Energy Power Marketing, Inc.                            -    Southern California Edison-Supply
-    Idaho Poer Company                                          -    Southern Company Energy Marketing, L.P.
-    Hafslund Energy Trading, LLC                                -    Statiol Energy Trading, Inc.
-    Idaho Power Company                                         -    Sunlaw Cogeneration Partners I
-    Illinova Energy Partners, Inc.                              -    TransAlta Energy Marketing (California) Inc.
-    Koch Energy Trading, Inc.                                   -    Tucson Electric Power Company
-    LG&E Energy Marketing, Inc.                                 -    TXU Energy Trading Company
-    Los Angeles Department of Water and Power                   -    Western Area Power Admin-Sierra Nevada Reg.
-    Martinez Refining Company                                   -    Western Area Power Admin-Colorado River      Storage Project
-    Merchant Energy Group of the Americas, Inc.                 -    Williams Energy Services Company
-    Midway Sunset Cogeneration Company


8                                                           [PEROT SYSTEMS LOGO]

WHO IS CALPX?
-------------------------------------------------------------------------------



                                    [GRAPH]





                                                      [ ] ISO - BILATERAL MARKET

                                                      [ ] ISO - REALTIME

                                                      [ ] PX - DAY AHEAD

                                                      [ ] PX - HOUR AHEAD

                                                      [ ] RMR

9                                                           [PEROTSYSTEMS LOGO]

CUSTOMER PLAN RELATIONSHIP MATRIX
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
           RELATIONSHIP TYPE                CUSTOMER                         PEROT SYSTEMS
-------------------------------------------------------------------------------------------------------
               Corporate                 CEO: George Sladoje         Ken Scott & Dariush Shirmohammadi
-------------------------------------------------------------------------------------------------------
       *(Strategic Bus. Partner-
                 ship)
=======================================================================================================
              CEO/SPONSOR                 COO: John Yurkanin         Ken Scott & Dariush Shirmohammadi
-------------------------------------------------------------------------------------------------------
        (Strategic Bus. Rela.)
=======================================================================================================
                ACCOUNT
-------------------------------------------------------------------------------------------------------
         (Contract Compliance/
           Service Delivery)                 CIO: Dan Yee           Dariush Shirmohammadi & Jim Cribari
=======================================================================================================
         BUSINESS DEVELOPMENT
-------------------------------------------------------------------------------------------------------
        *(Innovative Bus. Sol.)           COO: John Yurkanin          Ken Scott & Dariush Shirmohammadi
-------------------------------------------------------------------------------------------------------
                                    VP of Strategic Dev: John Flory,  Ken Scott & Dariush Shirmohammadi
=======================================================================================================
         SR. TECHNICAL ADVISOR
-------------------------------------------------------------------------------------------------------
           *(Technical Part-
        ner/New Technology Sol.)     Trading Director: Mike Kane     Dariush Shirmohammadi & Directors
-------------------------------------------------------------------------------------------------------
                                     Setts Director: Ken Czarnecki   Dariush Shirmohammadi & Directors
=======================================================================================================
           INDUSTRY ADVISOR                       ?
-------------------------------------------------------------------------------------------------------
         *(Knows my business)
=======================================================================================================
     SERVICE LINE/PRACTICE ADVISOR                ?
-------------------------------------------------------------------------------------------------------
      *(New Technology Solutions)
=======================================================================================================

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

10                                                           [PEROTSYSTEMS LOGO]

FINANCIAL INDICATORS
--------------------------------------------------------------------------------

- Current financials details:

     -    Year 1 (28 February 2000 to 27 February 2001)

          -    Total Revenue                  $13.07M

          -    Gross Margin                   30.9%

          -    After Tax Martin               10.8%

          -    After Tax Income               $1.4M

     -    Year 2 and 3 (28 February 2001 to 27 February 2003)

          -    Total Revenue each year        $11.7M

          -    Gross Margin each year         33.3%

          -    After Tax Margin averaged per year      12.45%

          -    After Tax Income averaged per year      $1.46M

     -    Customer's 5 Year growth and revenue plan:

          -    Presently Unavailable

     -    Account Growth Revenue/Margin beyond year 3

          -    Presently Unavailable

11                                                           [PEROTSYSTEMS LOGO]

BUSINESS DRIVERS + CAPABILITIES = NEW OPPORTUNITIES
--------------------------------------------------------------------------------

-    Business Drivers:

     - Ability to create of market products and services in order to expand customer base vertically and horizontally -- guarantee survival beyond market transition period

          -    Introducing several financial products in California market

          - Planning to create energy exchanges in Alberta, New England and Mid-West

          -    Planning a clearing business in partnership with OMT and Altra

          -    Planning a "retail trading business" with Perot Systems, etc.

     -    Ability to react to market changes in California

     -    Ability to shape the California energy market

     - Stability of its current market: both size and underlying infrastructure


12                                                           [PEROTSYSTEMS LOGO]

BUSINESS DRIVERS + CAPABILITIES = NEW OPPORTUNITIES
-------------------------------------------------------------------------------

 -   CAPABILITIES:

     -   CalPX runs a liquid market -- mainly as a result regulatory mandate

         -   A steady number of customers for the foreseeable future

         -   A steady source of revenue for the foreseeable future

     -   CalPX has limited financial resources -- and many aspirations

     - Lack of enterprise thinking within the organization -- difficulties in governance

     - CalPX is under close regulatory oversight for most of its current service

     -   Infrastructure requires immediate and serious attention


13                                                           [PEROTSYSTEMS LOGO]

BUSINESS DRIVERS + CAPABILITIES = NEW OPPORTUNITIES
-------------------------------------------------------------------------------

-   New Opportunities for PSC:

    - PSC is highly respected at CalPX as the enabler to make its future plans come to realization

        - As a service provider PSC can develop some of the products needed to realize CalPX plans -- may increase revenue above budgeted values

        -   As a partner PSC may help CalPX to create new market products

     - PSC may benefit from CalPX expanding its market and needing PSC to provide additional infrastructure and project services

     - PSC may capitalize on its relationship with CalPX to help market services to CalPX customers

     - PSC may be able to use its relationship with CalPX to help market services to the energy marketplace

         -   National ISO data warehouse project



14                                                           [PEROTSYSTEMS LOGO]

CUSTOMER RELATIONSHIP - CUSTOMER SURVEY ACTIONS
------------------------------------------------------------------------------

Last Survey Results:

        CUSTOMER SATISFACTION


   Number of previous surveys                Part of standard CalPX IT survey

   Date of last survey                                2Q1999

   Date of next survey                                May-00

   Date of last improvement plan
     creation and customer review                       N/A

   Last Action Plan focus:

   Facilitate the resolution of NERC Policy issues that hinder decision making






15                                                          [PEROTSYSTEMS LOGO]

CUSTOMER RELATIONSHIP PLAN
------------------------------------------------------------------------------

            2000 Activities Calendar and Relationship Report Cards:


- We will complete the transition phase as soon as possible and stabilize the current CalPX infrastructure

- We will develop as many of the products and services as CalPX needs to extend its market

- We will proactively participate in CalPX market development activities

- We will rely on CalPX expansion of its markets so that we could expand our services and revenues

- We will proactively participate in CalPX interfaces with its market participants

- We need to ensure that we look at this customer more than a IT customer as our actions will be scrutinized by the entire much of the energy marketplace - to us help desk may be a mundane activity but it could seriously impact our credibility in the energy marketplace




16                                                          [PEROTSYSTEMS LOGO]